Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Swift Transportation Co, Inc.:

We consent to the use of our reports incorporated herein by reference in Form S-8 dated August 3, 2001.


/s/ KPMG LLP


Phoenix, Arizona
August 2, 2001